Exhibit 10.12

SHARE SURRENDER AND CANCELLATION AGREEMENT

This Share Surrender and Cancellation Agreement (this “Agreement”) is entered into as of September 30, 2026 (the “Effective Date”), by and between American Ventures Sponsor I LLC (the “Subscriber”) and American Ventures Acquisition Corp. I (the “Company”).

WHEREAS, on January 26, 2026, the Subscriber subscribed for, and the Company issued to the Subscriber, 23,000,000 shares of the Company’s Class B common stock, $0.0001 par value per share pursuant to a Subscription Agreement entered into on January 26, 2026 and amended on September 30, 2026 (as amended to date, the “Subscription Agreement”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Share Cancellation.

Effective as of the Effective Date, the Subscriber hereby irrevocably surrenders and forfeits to the Company, for no consideration and as a contribution to the capital of the Company, 12,750,000 of the 23,000,000 shares of Class B common stock of the Company issued to the Subscriber on January 26, 2026 (the “Cancelled Shares”), and the Company accepts the surrender and cancels the Cancelled Shares. Pursuant to Section 607.0631 of the Florida Business Corporation Act (the “FBCA”), the Cancelled Shares shall constitute authorized but unissued shares, subject to the Company’s articles of incorporation. The surrender and cancellation of the Cancelled Shares has been approved by the Company’s board of directors.

The Company shall record the cancellation of the Cancelled Shares on its stock ledger and reflect the remaining 10,250,000 shares (the “Outstanding Shares”) in the name of the Subscriber with an original issue date of January 26, 2026. The Company shall record the remaining shares in book-entry form with the legends below noted and shall deliver any notice required by Section 607.0626 of the FBCA.

2. Representations and Warranties.

The Subscriber represents and warrants that it is the sole record and beneficial owner of the Cancelled Shares, that the Cancelled Shares are held free and clear of all liens, pledges, security interests, claims and other encumbrances, that it has full right, power and authority to enter into and perform this Agreement, and that it has not transferred, assigned, pledged or otherwise conveyed any interest in the Cancelled Shares.

3. Restrictive Legends.

All certificates representing the Outstanding Shares shall have endorsed thereon legends substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL (IF THE COMPANY SO REQUESTS), IS AVAILABLE.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO LOCKUP PROVISIONS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE LOCKUP PERIOD.”

4. Indemnification.

Effective as of the Effective Date, the Subscriber irrevocably releases and forever discharges the Company and its past and present directors, officers, stockholders, agents and representatives from any and all claims, demands, causes of action, liabilities and rights of any kind arising out of or relating to the Cancelled Shares, including any ownership, voting, dividend, distribution or other economic or legal interest in the Cancelled Shares.

5. Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts wholly performed within the borders of such state..

6. Entire Agreement; Counterparts.

This Agreement constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior or contemporaneous agreements and understandings relating thereto; provided, however, that the Subscription Agreement shall remain in full force and effect with respect to the Outstanding Shares and nothing in this Agreement shall amend, terminate, release, waive or otherwise affect any such rights, responsibilities or obligations with respect to the Outstanding Shares. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument, and signatures delivered electronically shall be effective as originals.

[Signature Page Follows]

AMERICAN VENTURES ACQUISITION CORP. I

By:	/s/ Christopher Devall
Name:	Christopher Devall
Title:	Chief Executive Officer

AMERICAN VENTURES SPONSOR I LLC

By:	/s/ Eric Newman
Name:	Eric Newman
Title:	Manager

[Signature Page to Share Surrender and Cancellation Agreement]

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